Exhibit 10.2 EXECUTION VERSION PLEDGE AND COLLATERAL AGREEMENT dated as of December 19, 2022, among BIRD RIDES, INC., and MIDCAP FINANCIAL TRUST, as Collateral Agent

-i- TABLE OF CONTENTS ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms ............................................................................................... 1 SECTION 1.02. Other Defined Terms .................................................................................... 1 ARTICLE II PLEDGE OF SECURITIES SECTION 2.01. Pledge ............................................................................................................ 5 SECTION 2.02. [Reserved] ..................................................................................................... 6 SECTION 2.03. Representations, Warranties and Covenants ................................................. 6 SECTION 2.04. Registration in Nominee Name; Denominations .......................................... 7 SECTION 2.05. Voting Rights; Dividends and Interest .......................................................... 7 SECTION 2.06. Article 8 Opt-In ............................................................................................. 8 ARTICLE III SECURITY INTERESTS IN PERSONAL PROPERTY SECTION 3.01. Security Interest ............................................................................................ 9 SECTION 3.02. Representations and Warranties .................................................................. 10 SECTION 3.03. Covenants .................................................................................................... 11 SECTION 3.04. [Reserved] ................................................................................................... 13 SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral ........... 13 SECTION 3.06. Limited Pledge ............................................................................................ 13 ARTICLE IV REMEDIES SECTION 4.01. Remedies upon Default ............................................................................... 14 SECTION 4.02. Securities Act .............................................................................................. 15 SECTION 4.03. Grant of License to Use Intellectual Property ............................................. 15 ARTICLE V MISCELLANEOUS SECTION 5.01. Notices. ....................................................................................................... 16 SECTION 5.02. Waivers; Amendment ................................................................................. 16 SECTION 5.03. Collateral Agent’s Fees and Expenses; Indemnification ............................ 17 SECTION 5.04. Successors and Assigns ............................................................................... 17 SECTION 5.05. Survival of Agreement ................................................................................ 17 SECTION 5.06. Counterparts; Effectiveness; Several Agreement ....................................... 17

-ii- SECTION 5.07. Severability ................................................................................................. 18 SECTION 5.08. Right of Set-off ........................................................................................... 18 SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent ................................................. 18 SECTION 5.10. WAIVER OF JURY TRIAL ....................................................................... 19 SECTION 5.11. Headings ...................................................................................................... 19 SECTION 5.12. Security Interest Absolute ........................................................................... 19 SECTION 5.13. Termination or Release ............................................................................... 19 SECTION 5.14. Collateral Agent Appointed Attorney-in-Fact ............................................ 20

-iii- Schedules Schedule I Form of Pledged Equity Interests; Pledged Debt Securities Schedule Schedule II Form of Intellectual Property Schedule Schedule III Information Exhibits Exhibit I Form of Copyright Security Agreement Exhibit II Form of Patent Security Agreement Exhibit III Form of Trademark Security Agreement

PLEDGE AND COLLATERAL AGREEMENT dated as of December 19, 2022 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) among Bird Rides, Inc., a Delaware corporation (“Bird Rides”) and MidCap Financial Trust, as Administrative Agent and as collateral agent on behalf of the Secured Parties (in such capacity, the “Collateral Agent”). Reference is made to the Credit Agreement dated as of April 27, 2021 (as amended, supplemented or modified from time to time, including by the Amendment No. 7 and Joinder to Loan and Security Agreement dated as of the date hereof, the “Credit Agreement”) among Bird US Opco, LLC as Borrower (the “Borrower”), Bird US Holdco, LLC, as Guarantor (the “Holdco Guarantor”), and MidCap Financial Trust, as Administrative Agent (in such capacity, the “Administrative Agent”). WHEREAS, the Lenders (as defined in the Credit Agreement) have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement; WHEREAS, Bird Rides is an Affiliate of the Borrower and has guaranteed the obligations of the Borrower under the Credit Agreement pursuant to the Parent Guaranty dated as of October 7, 2022 (as amended, supplemented or modified from time to time, the “Parent Guaranty”); and WHEREAS, Bird Rides will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to enter into that certain Amendment No. 7 and Joinder to Loan and Security Agreement and to extend such credit as contemplated thereunder. NOW, THEREFORE, the parties hereto agree as follows: ARTICLE I Definitions SECTION 1.01. Defined Terms. (a) Each capitalized term used but not defined herein shall have the meaning assigned thereto in the Credit Agreement; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement or the Credit Agreement shall have the meaning specified in the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC. (b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement, mutatis mutandis. SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Account Debtor” means any Person that is or may become obligated to Bird Rides under, with respect to or on account of an Account, Chattel Paper or General Intangible. “Agreement” has the meaning assigned to such term in the preamble to this Agreement. “Article 9 Collateral” has the meaning assigned to such term in Section 3.01. “Bird Rides” has the meaning assigned to such term in the preamble to this Agreement. “Borrower” has the meaning assigned to such term in the preamble to this Agreement.

-2- “CFC” means any Person that is a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Collateral” means Article 9 Collateral and Pledged Collateral. “Collateral Agent” has the meaning assigned to such term in the preamble to this Agreement. “Copyright License” means any written agreement, now or hereafter in effect, granting to any Person any right under any Copyright now or hereafter owned by any other Person or that such other Person otherwise has the right to license, and all rights of any such Person under any such agreement. “Copyright Security Agreement” means the short-form Copyright Security Agreement substantially in the form of Exhibit I hereto. “Copyrights” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise; (b) all registrations and applications for registration of any such copyrights in the United States, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those set forth on Schedule II hereto; and (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing. “Credit Agreement” has the meaning assigned to such term in the preamble to this Agreement. “Domestic Subsidiary” means any Restricted Subsidiary organized under the laws of any political subdivision of the United States. “Excluded Assets” means: (a) all Deposit Accounts, Securities Accounts, and Commodity Accounts, (b) any Equity Interest in a Foreign Subsidiary Holding Company or an Excluded For- eign Subsidiary in excess of 65% of the issued and outstanding Equity Interests of such Subsidiary entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)), and 100% of the issued and outstanding Equity Interests of such Subsidiary not entitled to vote (within the meaning of Treas. Reg. Section 1.956- 2(c)(2)), (c) any real property or real property interests (including, without limitation, leasehold interests), (d) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or re- stricted thereby (other than to the extent that any such term would be rendered ineffective pursuant to Sec- tions 9-406, 9-407, 9-408, or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity, in each case, unless preempted) so long as such restrictions or prohibitions are in effect, (e) any lease, license or agreement or any property subject to such agreement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement

-3- or create a right of termination in favor of any other party thereto or otherwise require consent thereunder (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9- 407, 9-408, or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity, in each case, unless preempted) so long as such restrictions or prohibitions are in effect and such lease, license or agreement was not entered into in contemplation of circumventing any obligation to secure the Secured Obligations, (f) any assets or property to the extent granting, creating or perfecting a pledge, secu- rity interest or Lien on such asset or property is prohibited or restricted by applicable law, order or regulation (including, without limitation, any requirement to obtain the consent or approval of any governmental au- thority or third Person); provided that the foregoing exclusions in this clause (f) shall in no way be construed to apply to the extent that the prohibition is unenforceable under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity, in each case, unless preempted; provided, further, that the assets or property de- scribed in the foregoing clauses (d), (e), and (f) shall constitute “Excluded Assets” only to the extent and for so long as such applicable licenses, franchises, charters, authorizations, laws, orders or regulations val- idly prohibit the creation of a Lien on such asset or property in favor of Collateral Agent, or the grant of a security interest in such lease, license or agreement or such property subject to such agreement would vio- late or invalidate such lease, license or agreement or create a right of termination in favor of any other party thereto or otherwise require consent thereunder, as applicable, and, upon the termination of such prohibition (by any manner), such property shall cease to constitute “Excluded Assets” under clause (d), (e), or (f) hereof, as applicable, (g) any asset or property with respect to which the Collateral Agent and Bird Rides mutually determine that the costs of obtaining a security interest or Lien therein is excessive in relation to the practical benefit to the Lenders of the security afforded thereby, (h) any assets or property to the extent a security interest or Lien in such assets or property could reasonably be expected to result in materially adverse tax consequences, as reasonably de- termined by Bird Rides and the Collateral Agent, (i) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law, (j) any assets or property not located in the United States that require action under the law of any jurisdiction not located in the United States to create or perfect a security interest or Lien in such asset or property, including any intellectual property registered in any non-United States jurisdiction (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-United States jurisdiction), (k) motor vehicles, airplanes, and other assets subject to certificates of title (excluding, for the avoidance of doubt, any electronic scooter vehicles or scooters), (l) Letter-of-Credit Rights (other than to the extent consisting of a supporting obliga- tions that can be perfected by the filing of a financing statement), and (m) any particular asset or right under contract, if the pledge thereof or the security interest therein is prohibited or restricted by a third party (so long as any agreement with such third party that provides for such prohibition or restriction was not entered into in contemplation of the acquisition of

-4- such assets or for the purpose of creating such prohibition or restriction); provided, that the foregoing ex- clusions in this clause (p) shall in no way be construed to apply to the extent that the prohibition is unen- forceable under Sections 9-406, 9-407, 9-408, or 9-409 of the UCC (or any successor provision or provi- sions) of any relevant jurisdiction or any other applicable law or principles of equity (in each case, unless preempted).“Excluded Foreign Subsidiary” means a Subsidiary of Bird Rides that is: (a) a Foreign Subsid- iary; or (b) owned directly or indirectly by a Foreign Subsidiary or by a Foreign Subsidiary Holding Com- pany, irrespective of whether it is a Domestic Subsidiary or a Foreign Subsidiary. “Federal Securities Laws” has the meaning assigned to such term in Section 4.02. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “Foreign Subsidiary Holding Company” means any direct or indirect Subsidiary of Bird Rides, all or substantially all of the assets of which consist of, directly or indirectly, the Equity Interests in one or more CFCs and any of such CFCs’ Subsidiaries, and/or Debt or accounts receivable owed by CFCs and/or such CFC’s Subsidiaries or are treated as owed by any such Subsidiaries for U.S. federal income tax purposes. “Intellectual Property” means, with respect to any Person, all intellectual property of every kind and nature, whether now or hereafter owned or licensed by any such Person, including inventions, designs, Patents, Copyrights, Trademarks and Licenses, trade secrets and know-how, domain names, confidential or proprietary technical, business or other information, and software and databases. “License” means any Patent License, Trademark License or Copyright License. “New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York. “Patent License” means any written agreement, now or hereafter in effect, granting to any Person any right to manufacture, use or sell any invention claimed in a Patent, now or hereafter owned by any other Person or that any other Person now or hereafter otherwise has the right to license, and all rights of any such Person under any such agreement. “Patent Security Agreement” means the short-form Patent Security Agreement substantially in the form of Exhibit II hereto. “Patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States, and all applications for letters patent of the United States, including those listed on Schedule II hereto; (b) all provisionals, reissues, extensions, continuations, divisions, continuations-in-part, reexaminations or revisions thereof, and the inventions disclosed or claimed therein; and (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing. “Pledged Collateral” has the meaning assigned to such term in Section 2.01. “Pledged Debt Securities” has the meaning assigned to such term in Section 2.01. “Pledged Equity Interests” has the meaning assigned to such term in Section 2.01.

-5- “Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited liability membership certificates or other securities (to the extent certificated) now or hereafter included in the Pledged Collateral. “Security Interest” has the meaning assigned to such term in Section 3.01(a). “Termination Date” means the earliest of (a) the date on which the Loans and all other Borrower Obligations have been repaid and satisfied in full, (b) the termination of the Parent Guaranty in accordance with its terms, and (c) the closing of Project Compass. “Trademark License” means any written agreement, now or hereafter in effect, granting to any Person any right to use any Trademark now or hereafter owned by any other Person or that any other Person otherwise has the right to license and all rights of any such Person under any such agreement. “Trademark Security Agreement” means the short-form Trademark Security Agreement substantially in the form of Exhibit III hereto. “Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all United States trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, in each case subject to trademark laws of the United States, now existing or hereafter adopted or acquired, all registrations therefor, and all registrations and applications filed in connection therewith, including registrations and applications in the United States Patent and Trademark Office, and all renewals thereof; (b) all goodwill associated with or symbolized by the foregoing; and (c) all claims for, and rights to sue for, past or future infringements, dilutions or other violations of any of the foregoing. “UCC” shall mean the New York UCC; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection, effect of perfection, non-perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection, non- perfection or priority and for purposes of definitions relating to such provisions. “Warehouse Liens” mean the Liens evidenced by the UCC-1 financing statement with file number 19-7692771918 naming Bird Rides, Inc. as the debtor and E&S International Enterprises, Inc. as the secured party. ARTICLE II Pledge of Securities SECTION 2.01. Pledge. As security for the performance by Bird Rides of all the terms, covenants and agreements on the part of Bird Rides to be performed under the Parent Guaranty (the “Secured Obligations”), Bird Rides hereby pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in, all of Bird Rides’ right, title and interest in, to and under:

-6- (a) (i) the Equity Interests owned by Bird Rides on the date hereof, (ii) any other Equity Interests obtained in the future by Bird Rides and (iii) the certificates or other instruments representing all such Equity Interests (if any) (collectively, the “Pledged Equity Interests”); (b) (i) the debt securities owned by Bird Rides on the date hereof, (ii) any debt securities in the future issued to or otherwise acquired by Bird Rides and (iii) the promissory notes and any other instruments evidencing all such debt securities (collectively, the “Pledged Debt Securities”); provided that, such Pledged Debt Securities shall not include any Pledged Debt Securities constituting Excluded Assets; (c) subject to Section 2.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 2.05, all rights and privileges of Bird Rides with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all Proceeds of any of the foregoing to the extent such Proceeds would constitute property referred to in clauses (a) through (d) above (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”). Notwithstanding the foregoing, in no event shall the pledge under this Section 2.01 attach to any Excluded Asset. SECTION 2.02. [Reserved]. SECTION 2.03. Representations, Warranties and Covenants. Bird Rides represents, warrants and covenants to and with the Collateral Agent, for the benefit of the Secured Parties, that: (a) Within 45 days of the date hereof, Bird Rides shall provide (in the form set forth in Schedule I hereto) a true and complete list of (i) all the Pledged Equity Interests owned by Bird Rides and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by Bird Rides and (ii) all the Pledged Debt Securities owned by Bird Rides evidencing Debt for borrowed money; (b) (i) the Pledged Equity Interests have been duly and validly authorized and issued by the issuers thereof (if applicable) and (ii) the Pledged Equity Interests (if applicable) are fully paid and nonassessable; provided that the foregoing representations are made to the knowledge of Bird Rides; (c) except for the security interests granted hereunder and under any other Transaction Documents, Bird Rides (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities, (ii) holds the same free and clear of all Liens, other than Liens permitted pursuant to the Credit Agreement and the Warehouse Liens and transfers made in compliance with the Credit Agreement, (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens permitted pursuant to the Credit Agreement and the Warehouse Liens and transfers made in compliance with the Credit Agreement, and (iv) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement and the other Transaction Documents, Liens permitted pursuant to the Credit Agreement and the Warehouse Liens), however arising, of all Persons whomsoever;

-7- (d) except for restrictions and limitations imposed or permitted by the Transaction Documents, contracts and agreements permitted by the Credit Agreement, or securities laws generally, the Pledged Equity Interests are and will continue to be freely transferable and assignable, and none of the Pledged Equity Interests are or will be subject to any option, right of first refusal, shareholders agreement or organizational document provisions of any nature that would prohibit, impair, delay or otherwise affect in any manner adverse to the Secured Parties in any material respect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder; (e) Bird Rides has the organizational power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated; (f) by virtue of the execution and delivery by Bird Rides of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities, free of any adverse claims (except for Liens permitted by the Credit Agreement), under the New York UCC to the extent such lien and security interest may be created and perfected under the New York UCC, as security for the payment and performance of the Secured Obligations; and (g) subject to the terms of this Agreement and to the extent permitted by applicable law, Bird Rides hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with the instructions of the Collateral Agent with respect to the Equity Interests that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests. SECTION 2.04. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and is continuing, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of Bird Rides, endorsed or assigned in blank or in favor of the Collateral Agent or in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent), and Bird Rides will promptly give to the Collateral Agent copies of any notices or other written communications received by it with respect to Pledged Securities registered in the name of Bird Rides. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement. SECTION 2.05. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred: (i) Bird Rides shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Transaction Documents; (ii) the Collateral Agent shall promptly execute and deliver to Bird Rides, or cause to be promptly executed and delivered to Bird Rides, all such proxies, powers of attorney and other instruments as Bird Rides may reasonably request for the purpose of enabling Bird Rides to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section; and

-8- (iii) Bird Rides shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Transaction Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests in the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by Bird Rides, shall be held for the benefit of the Administrative Agent and the other Secured Parties. (b) Upon two Business Days’ prior written notice by the Administrative Agent to the Borrower after the occurrence and during the continuance of an Event of Default, all rights of Bird Rides to dividends, interest, principal or other distributions that Bird Rides is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.05 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided that, the Collateral Agent shall have the right from time to time following the occurrence and during the continuance of an Event of Default to permit Bird Rides to exercise such rights. All dividends, interest, principal or other distributions received by Bird Rides upon the occurrence and during the continuance of an Event of Default contrary to the provisions of this Section 2.05 shall be held for the benefit of the Collateral Agent and the other Secured Parties and shall be segregated from other property or funds of Bird Rides. Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of the Credit Agreement. After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to Bird Rides (without interest) all dividends, interest, principal or other distributions that Bird Rides would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.05 and that remain in such account. (c) Upon two Business Days’ prior written notice by the Administrative Agent to the Borrower after the occurrence and during the continuance of an Event of Default, all rights of Bird Rides to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.05, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit Bird Rides to exercise such rights. After all Events of Default have been cured or waived, all rights vested in the Collateral Agent pursuant to this paragraph (c) shall automatically cease, and Bird Rides shall automatically have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05. SECTION 2.06. Article 8 Opt-In. Bird Rides shall not take any action to cause any membership interest, partnership interest, or other equity interest of any limited liability company or limited partnership owned or controlled by Bird Rides comprising Collateral to be or become a “security” within the meaning of, or to be governed by Article 8 of the UCC as in effect under the laws of any state having jurisdiction and shall not cause or permit any such limited liability company or limited partnership to “opt in” or to take any other action seeking to establish any membership interest, partnership interest or other equity interest of such limited liability company or limited partnership comprising the Collateral as a

-9- “security” or to become certificated, in each case, without delivering all certificates evidencing such interest to the Collateral Agent in accordance with and as required by Section 2.02. ARTICLE III Security Interests in Personal Property SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, Bird Rides hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of Bird Rides’ right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by Bird Rides or in which Bird Rides now has or at any time in the future may acquire any right, title or interest, regardless of where located (collectively, the “Article 9 Collateral”): (i) all Accounts; (ii) all Chattel Paper; (iii) [reserved]; (iv) all Documents; (v) all Equipment; (vi) all General Intangibles, including all Intellectual Property; (vii) all Instruments; (viii) all Inventory; (ix) all other Goods; (x) all Investment Property; (xi) all Letter-of-Credit Rights; (xii) all books and records pertaining to the Article 9 Collateral; and (xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing; provided that in no event shall the Security Interest attach to (A) any Excluded Asset or (B) any asset owned by Bird Rides that the Borrower and the Collateral Agent shall have agreed in writing to exclude from being Article 9 Collateral on account of the cost of creating a security interest in such asset hereunder being excessive in view of the benefits to be obtained by the Secured Parties therefrom. It is understood that, to the extent the Security Interest shall not have attached to any such asset as a result of clauses (A) or (B) above, the term “Article 9 Collateral” shall not include any such asset; provided, however, that Article 9 Collateral shall include any Proceeds, substitutions or replacements of any of the foregoing (unless such Proceeds, substitutions or replacements would constitute property referred to in clauses (A) or (B)).

-10- (b) Bird Rides hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant U.S. jurisdiction any financing statements, with respect to the Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Collateral Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Collateral granted under this Agreement, including indicating the Collateral as “all assets” of Bird Rides or words of similar effect, and (ii) contain the information required by Article 9 of the UCC for the filing of any financing statement or amendment, including (A) whether Bird Rides is an organization, the type of organization and, if required, any organizational identification number issued to Bird Rides. Bird Rides agrees to provide such information to the Collateral Agent promptly upon request. Subject to Section 3.03(f), the Collateral Agent is further authorized to file the Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement with the United States Patent and Trademark Office or United States Copyright Office (or any successor office in the United States, but not any office in any other country), as applicable, and any such additional documents pursuant to Section 3.05(b) as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in Article 9 Collateral consisting of Patents, Trademarks or Copyrights issued, registered or applied-for in the United States, granted by Bird Rides and naming Bird Rides as debtor and the Collateral Agent as Secured Party. (c) The Security Interest and the security interest granted pursuant to Article II are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of Bird Rides with respect to or arising out of the Collateral. SECTION 3.02. Representations and Warranties. Bird Rides represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that: (a) Bird Rides has good title or valid leasehold interests in the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder free and clear of any Liens, (i) except for Liens expressly permitted pursuant to the Credit Agreement and the Warehouse Liens and (ii) except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes, in each case to the extent the failure to have such good title or valid leasehold interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and has full power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and except to the extent that failure to obtain or make such consent or approval, as the case may be, individually or in aggregate, could not reasonably be expected to have a Material Adverse Effect; (b) the UCC financing statements or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent for filing in each governmental, municipal or other appropriate office specified on the schedules hereto, are all the filings, recordings and registrations (other than filings, recordings and registrations, if any, required to be made in the United States Patent and Trademark Office or the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks or Copyrights) that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States, and as of the date

-11- hereof, no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary, except as provided under applicable law with respect to the filing of continuation statements (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of issued, registered or applied-for Patents, Trademarks and Copyrights filed, acquired or developed by Bird Rides after the date hereof); (c) the Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations and (ii) subject to the filings described in paragraph (b) of this Section 3.02 (including payment of applicable fees in connection therewith), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the applicable jurisdiction in the United States pursuant to the UCC; (d) the Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any statutory or similar Lien that has priority as a matter of law, (ii) Liens permitted pursuant to the Credit Agreement and (iii) the Warehouse Liens; (e) as of the date hereof, all material Intellectual Property of Bird Rides is subsisting and has not been adjudged invalid or unenforceable in whole or in part and is valid and enforceable, and Bird Rides has made or performed all commercially reasonable acts, including without limitation filings, recordings and payment of all required fees and taxes, required to maintain and protect its interest in its material Intellectual Property in full force and effect in the United States; (f) as of the date hereof, Schedule III hereto sets forth (i) the type of organization of Bird Rides, (ii) the jurisdiction of organization of Bird Rides, (iii) the organizational identification number of Bird Rides, (iv) the tax identification number of Bird Rides and (v) the location of the chief executive office of Bird Rides; (g) Bird Rides has not filed or consented to (i) the filing of any financing statement or analogous document, in each case with respect to a Lien, under the UCC or any other applicable laws covering any Article 9 Collateral or (ii) any assignment in which Bird Rides assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, except, in each case, for Liens expressly permitted pursuant to the Credit Agreement and the Warehouse Liens. SECTION 3.03. Covenants. (a) Bird Rides shall, at its own expense, take any and all commercially reasonable actions necessary to (i) defend title to the Article 9 Collateral (other than Intellectual Property, which is governed by Section 3.05) against all Persons, except with respect to Article 9 Collateral that Bird Rides determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of Bird Rides’ business (provided that nothing in this Agreement shall prevent Bird Rides from discontinuing the operation or maintenance of any of its assets or properties to the extent not prohibited by the Credit Agreement) and (ii) upon the reasonable request of the Collateral Agent, defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien, in each case subject to (x) Liens permitted pursuant to the Credit Agreement and the Warehouse Liens, (y) transfers made in compliance with the Credit Agreement and (z) the rights of Bird Rides under Section 11.09 of the Credit Agreement to obtain a release of the Liens created hereunder. (b) Bird Rides agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any reasonable and documented or

-12- invoiced out-of-pocket fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith; provided, however, Bird Rides shall have no obligation to file any document or undertake any actions outside the United States or pursuant to any laws other than the laws of the United States. (c) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to the Credit Agreement (or the Warehouse Liens), and may pay for the maintenance and preservation of the Article 9 Collateral to the extent Bird Rides fails to do so as required by the Credit Agreement, this Agreement or any other Transaction Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and Bird Rides agrees to reimburse the Collateral Agent, within 10 days after demand, for any reasonable payment made or expense incurred by the Collateral Agent pursuant to the foregoing authorization in accordance with Section 5.03(a); provided that nothing in this paragraph shall be interpreted as excusing Bird Rides from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of Bird Rides with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Transaction Documents. (d) Notwithstanding anything herein to the contrary, subject to Section 3.03(f), it is understood that Bird Rides shall not be required by this Agreement to better assure, preserve, protect or perfect the Security Interest created hereunder by any means other than (i) filings (including financing statements) pursuant to the UCC in the office of the Secretary of State (or similar central filing office) of the relevant states or other jurisdictions, (ii) filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), in respect of registered or applied-for Patents, Trademarks or Copyrights, (iii) in the case of Collateral that constitutes Pledged Securities, Instruments, certificated securities (in each case not credited to a Securities Account), Tangible Chattel Paper or Negotiable Documents (other than those Instruments or Negotiable Documents held in the ordinary course of business), delivery thereof to the Collateral Agent in accordance with the terms hereof (together with, where applicable, undated stock or note powers or other undated proper instruments of assignment) and (iv) other actions to the extent required by Section 3.03(b) (solely with respect to the second sentence thereof) or Section 3.04 hereunder. Bird Rides shall not be required to (i) complete any filings or other action with respect to the better assurance, preservation, protection or perfection of the security interests created hereby in any jurisdiction outside of the United States or enter into any security document governed by the laws of a jurisdiction other than the United States, or to reimburse the Administrative Agent for any costs incurred in connection with the same, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any Deposit Accounts, Securities Accounts or Commodity Accounts or (iii) perfect the security interest in motor vehicles, airplanes and other assets subject to certificates of title other than by filings (including financing statements) pursuant to the UCC in the office of the Secretary of State (or similar central filing office) of the relevant states or other jurisdictions. (e) [Reserved]. (f) Within 45 days of the date hereof, Bird Rides shall provide (in the form set forth in Schedule II hereto) a true and complete list, with respect to Bird Rides, of all of Bird Rides’ Patents and Trademarks applied for or issued or registered with the United States Patent and Trademark Office, including the name of the registered owner or applicant and the registration, application, or publication number, as applicable, of each such Patent or Trademark and all of Bird Rides’ Copyrights applied for or registered with the United States Copyright Office, including the name of the registered owner and the registration number of each such Copyright.

-13- SECTION 3.04. [Reserved]. SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Bird Rides agrees to take commercially reasonable steps to (i) maintain the validity and enforceability of any United States issued or registered Intellectual Property (or applications therefor) that is material to the conduct of Bird Rides’ business and to maintain such registrations and applications of such Intellectual Property in full force and effect and (ii) pursue the registration and, to the extent Bird Rides determines in its reasonable business judgment that maintenance of such Intellectual Property is desirable in the conduct of its business, maintenance of each patent, trademark or copyright registration or application included in the Intellectual Property of Bird Rides. Bird Rides shall take commercially reasonable steps to defend title to and ownership of any Intellectual Property that is owned by Bird Rides and is material to the conduct of Bird Rides’ business. (b) Bird Rides shall notify the Collateral Agent as promptly as reasonably practicable if it knows, after due inquiry, that (i) any application or registration relating to any material Intellectual Property is likely to become forfeited, abandoned or dedicated to the public, or of any materially adverse determination or development related to such application or registration (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or the United States Copyright Office or any court or tribunal in any country, but excluding any ordinary course office actions) regarding Bird Rides’ ownership of, right to use, interest in, or the validity of, any material Intellectual Property owned by Bird Rides or Bird Rides’ right to register the same or to own and maintain the same or (ii) any action or proceeding, to the extent such action is not dismissed within thirty (30) days, that seeks to limit or cancel, or challenge the validity of, any material Intellectual Property owned by Bird Rides or Bird Rides’ ownership interest therein is pending or, to the knowledge of Bird Rides, threatened. (c) Bird Rides agrees that, should it (i) obtain an ownership or other interest in any Intellectual Property after the date hereof, (ii) file any application for the registration or issuance of any Intellectual Property with the United States Patent and Trademark Office or the United States Copyright Office, or (iii) file a Statement of Use or an Amendment to Allege Use with respect to any "intent-to-use" Trademark application owned by Bird Rides (the items in clauses (i), (ii) and (iii), collectively, the “After- Acquired Intellectual Property”), then the provisions of this Agreement shall automatically apply thereto and any such After-Acquired Intellectual Property shall automatically become Intellectual Property subject to the terms and conditions of this Agreement. For the avoidance of doubt, a security interest shall not be granted in any Intellectual Property that constitutes an Excluded Asset. SECTION 3.06. Limited Pledge. (a) Notwithstanding anything in any Transaction Document to the contrary, the Collateral Agent’s right to enforce on the Collateral shall not result in the Collateral Agent or the Secured Parties receiving Proceeds in excess of $4,500,000 (the “Secured Amount”). Any Proceeds received by the Collateral Agent or the Secured Parties in excess of the Secured Amount shall be remitted to Bird Rides by the applicable party, in a manner reasonably satisfactory to Bird Rides and the Collateral Agent, within 30 days of the receipt of any such excess Proceeds.

-14- ARTICLE IV Remedies SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, Bird Rides agrees to deliver, on demand, each item of Collateral to the Collateral Agent or any Person designated by the Collateral Agent, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by Bird Rides to the Collateral Agent, for the benefit of the Secured Parties, or to license, whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements or other agreement to the extent that waivers cannot be obtained), but in any event, on a revocable basis under terms whereby such license should terminate immediately upon cure of an Event of Default in connection with exercise of its remedies hereunder, and (b) subject to Section 2.05, with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and the Pledged Collateral and without liability for trespass to enter any premises where the Article 9 Collateral or the Pledged Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and the Pledged Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, Bird Rides agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law and the notice requirements described below, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of Bird Rides, and Bird Rides hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that Bird Rides now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall give Bird Rides no less than ten (10) days’ prior written notice (which Bird Rides agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until

-15- the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of Bird Rides (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from Bird Rides as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Bird Rides therefor. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercial reasonableness standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions. SECTION 4.02. Securities Act. In view of the position of Bird Rides in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Bird Rides understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect. Bird Rides recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Bird Rides acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws to the extent the Collateral Agent has determined that such a registration is not required by any Requirements of Law and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Bird Rides acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent and the other Secured Parties shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.02 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells. SECTION 4.03. Grant of License to Use Intellectual Property. For the exclusive purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, Bird Rides shall,

-16- upon prior written request by the Collateral Agent at any time during the continuance of an Event of Default, grant to the Collateral Agent a nonexclusive, non-transferable irrevocable, royalty-free, limited license (until the termination or cure of the Event of Default) to use any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by Bird Rides, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that nothing in this Section 4.03 shall require Bird Rides to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document with respect to such Intellectual Property, or gives any third party any right of acceleration, modification, termination or cancellation in any such document, or otherwise unreasonably prejudices the value of such Intellectual Property; provided further that such licenses to be granted hereunder with respect to Trademarks shall be subject to the Collateral Agent’s maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. For the avoidance of doubt, the use of such license by the Collateral Agent may be exercised solely during the continuation of an Event of Default and upon termination of the Event of Default; such license to the Intellectual Property shall automatically and immediately terminate and any Intellectual Property in the possession of the Collateral Agent shall be returned to Bird Rides. ARTICLE V Miscellaneous SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in the Credit Agreement. SECTION 5.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent or any other Secured Party in exercising any right or power hereunder or under any other Transaction Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the Secured Parties hereunder and under the other Transaction Documents are cumulative and are not exclusive of any rights or remedies that the Collateral Agent or the other Secured Parties would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default hereunder, regardless of whether the Collateral Agent or any other Secured Party may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances. (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and Bird Rides with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with the Credit Agreement; provided that the Collateral Agent may, without the consent of any other Secured Party, consent to a departure by Bird Rides from any covenant set forth herein to the extent such departure is consistent with the authority of the Collateral Agent or Administrative Agent set forth in the Credit Agreement.

-17- (c) Nothing in this Agreement shall limit any of the obligations of Bird Rides under the Parent Guaranty or any right of the Collateral Agent to enforce a judgment or court order in respect of any or all of the assets of the Grantor, to the extent permitted by the Transaction Documents. SECTION 5.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) Bird Rides agrees to reimburse the Collateral Agent for its reasonable and documented and invoiced out-of- pocket fees and expenses incurred hereunder as provided in Section 14.04 of the Credit Agreement; provided that each reference therein to the “Credit Parties” shall be deemed to be a reference to “Bird Rides” and each reference therein to the “Administrative Agent” shall be deemed to be a reference to the “Collateral Agent.” (b) [Reserved]. (c) [Reserved]. (d) The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Transaction Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Transaction Document, or any investigation made by or on behalf of any Secured Party. All amounts due under this Section 5.03 shall be payable not later than twenty (20) Business Days after written demand therefor; provided, however, any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 5.03. Any such amounts payable as provided hereunder shall be additional Secured Obligations. SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of Bird Rides or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by Bird Rides in this Agreement or any other Transaction Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Transaction Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Transaction Documents and the making of any Loans, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that the Collateral Agent, Administrative Agent, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Transaction Document, and shall continue in full force and effect until the Termination Date has occurred, in each case, in accordance with and subject to the limitations set forth in the Credit Agreement. SECTION 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective when a counterpart hereof executed on behalf of Bird Rides and shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and

-18- thereafter shall be binding upon Bird Rides and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of Bird Rides, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that Bird Rides shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement and the Credit Agreement. SECTION 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 5.08. Right of Set-off. If an Event of Default under the Credit Agreement shall have occurred and be continuing, each Lender and its respective Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency, but not withholding or payroll accounts, employee benefits accounts, de minimis accounts or other accounts used exclusively for taxes or fiduciary or trust purposes) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of Bird Rides against any of and all the obligations of Bird Rides then due and owing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although (i) such obligations may be contingent or unmatured and (ii) such obligations are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such Debt. The applicable Lender shall notify Bird Rides and the Collateral Agent of such setoff and application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section 5.08. The rights of each Lender and its Affiliates under this Section 5.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender and its Affiliates may have. SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent. (a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York. (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against Bird Rides or its respective properties in the courts of any jurisdiction. (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 5.09. Each of the parties hereto hereby irrevocably waives, to the fullest

-19- extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.01. NOTHING IN ANY THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. (e) BIRD RIDES HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS THE BORROWER AS ITS AUTHORIZED DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS THAT MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING AND THE BORROWER HEREBY ACCEPTS SUCH DESIGNATION AND APPOINTMENT. SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10. SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement. SECTION 5.12. Security Interest Absolute. To the extent permitted by Law, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of Bird Rides hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Transaction Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Transaction Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Bird Rides in respect of the Secured Obligations or this Agreement other than payment of the Secured Obligations in full. SECTION 5.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate automatically upon the occurrence of the Termination Date.

-20- (b) In connection with any termination or release pursuant to paragraph (a) of this Section, the Collateral Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release so long as the applicable Loan Party shall have provided the Collateral Agent such certifications or documents as the Collateral Agent shall reasonably request in order to demonstrate compliance with this Section 5.13. Any execution and delivery of documents by the Collateral Agent pursuant to this Section shall be without recourse to or warranty by the Collateral Agent or any other Secured Party. SECTION 5.14. Collateral Agent Appointed Attorney-in-Fact. Bird Rides hereby makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) the attorney-in-fact of Bird Rides for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable (until termination of this Agreement in accordance with Section 5.13) and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, but only upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of Bird Rides: (a) to receive, indorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of Bird Rides on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of accounts receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to the extent the Loans have been accelerated pursuant to the Credit Agreement, to notify, or to require Bird Rides to notify, Account Debtors to make payment directly to the Collateral Agent; (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes, and (i) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, indorsing the name of Bird Rides on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to Bird Rides for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct or that of any of their controlled Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact. [Remainder of Page Intentionally Left Blank]

[Signature Page to Pledge and Collateral Agreement] IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. BIRD RIDES, INC. By: /s/ Shane Torchiana Name: Shane Torchiana Title: President and Chief Executive Officer

[Signature Page to Pledge and Collateral Agreement] MIDCAP FINANCIAL TRUST, as Collateral Agent By: /s/ Maurice Amsellem Name: Maurice Amsellem Title: Authorized Signatory

[Signature Page to Pledge and Collateral Agreement] Exhibit I to the Pledge and Collateral Agreement COPYRIGHT SECURITY AGREEMENT, dated as of [_], 20[_] (this “Agreement”), among Bird Rides, Inc., a Delaware corporation (the “Grantor”) and MidCap Financial Trust, as collateral agent (in such capacity, the “Collateral Agent”). Reference is made to (a) the Credit Agreement dated as of April 27, 2021 (as amended, supplemented or modified from time to time, including by the Amendment No. 7 and Joinder to Loan and Security Agreement, the “Credit Agreement”) among Bird US Opco, LLC as Borrower (the “Borrower”), Bird US Holdco, LLC, as Guarantor (the “Holdco Guarantor”), and MidCap Financial Trust, as Administrative Agent (in such capacity, the “Administrative Agent”) and (b) the Pledge and Collateral Agreement dated as of December 19, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”) among the Grantor and the Collateral Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the parties hereto agree as follows: SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement. SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under the United States Copyrights listed on Schedule I attached hereto (collectively, the “Copyright Collateral”). This Agreement is not to be construed as an assignment of any Copyright. SECTION 3. Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern. SECTION 4. Termination. Subject to Section 5.13 of the Collateral Agreement, upon the occurrence of the Termination Date, the security interest granted herein shall terminate and the Collateral Agent shall execute, acknowledge, and deliver to the Grantors all instruments in writing in recordable form to evidence and release the collateral pledge, grant, lien and security interest in the Copyright Collateral under this Agreement. SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

-2- SECTION 6. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. [Remainder of Page Intentionally Left Blank]

[Signature Page to Copyright Security Agreement] IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. BIRD RIDES, INC. By Name: Title: MIDCAP FINANCIAL TRUST, as Collateral Agent By: Name: Title:

Exhibit II to the Pledge and Collateral Agreement PATENT SECURITY AGREEMENT, dated as of [_], 20[_] (this “Agreement”), among Bird Rides, Inc., a Delaware corporation (the “Grantor”) and MidCap Financial Trust, as collateral agent (in such capacity, the “Collateral Agent”). Reference is made to (a) the Credit Agreement dated as of April 27, 2021 (as amended, supplemented or modified from time to time, including by the Amendment No. 7 and Joinder to Loan and Security Agreement, the “Credit Agreement”) among Bird US Opco, LLC as Borrower (the “Borrower”), Bird US Holdco, LLC, as Guarantor (the “Holdco Guarantor”), and MidCap Financial Trust, as Administrative Agent (in such capacity, the “Administrative Agent”) and (b) the Pledge and Collateral Agreement dated as of December 19, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”) among the Grantor and the Collateral Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the parties hereto agree as follows: SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement. SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under the United States Patents listed on Schedule I attached hereto (the “Patent Collateral”). This Agreement is not to be construed as an assignment of any Patent. SECTION 3. Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Patent Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern. SECTION 4. Termination. Subject to Section 5.13 of the Collateral Agreement, upon the occurrence of the Termination Date, the security interest granted herein shall terminate and the Collateral Agent shall execute, acknowledge, and deliver to the Grantors all instruments in writing in recordable form to evidence and release the collateral pledge, grant, lien and security interest in the Patent Collateral under this Agreement. SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. SECTION 6. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

-2- [Remainder of Page Intentionally Left Blank]

[Signature Page Patent Security Agreement] IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. BIRD RIDES, INC. By Name: Title: MIDCAP FINANCIAL TRUST, as Collateral Agent By: Name: Title:

Exhibit III to the Pledge and Collateral Agreement TRADEMARK SECURITY AGREEMENT, dated as of [_], 20[_] (this “Agreement”), among Bird Rides, Inc., a Delaware corporation (the “Grantor”) and MidCap Financial Trust, as collateral agent (in such capacity, the “Collateral Agent”). Reference is made to (a) the Credit Agreement dated as of April 27, 2021 (as amended, supplemented or modified from time to time, including by the Amendment No. 7 and Joinder to Loan and Security Agreement, the “Credit Agreement”) among Bird US Opco, LLC as Borrower (the “Borrower”), Bird US Holdco, LLC, as Guarantor (the “Holdco Guarantor”), and MidCap Financial Trust, as Administrative Agent (in such capacity, the “Administrative Agent”) and (b) the Pledge and Collateral Agreement dated as of December 19, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”) among the Grantor and the Collateral Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the parties hereto agree as follows: SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement. SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under the United States Trademarks listed on Schedule I attached hereto (the “Trademark Collateral”). This Agreement is not to be construed as an assignment of any Trademark. Notwithstanding anything herein to the contrary, the Trademark Collateral shall not include, and in no event shall the Security Interest attach to, any intent-to-use trademark applications filed in the United States Patent and Trademark Office, pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. Section 1051, prior to the accepted filing of a “Statement of Use” and issuance of a “Certificate of Registration” pursuant to Section 1(d) of the Lanham Act or an accepted filing of an “Amendment to Allege Use” whereby such intent-to-use trademark application is converted to a “use in commerce” application pursuant to Section 1(c) of the Lanham Act. SECTION 3. Termination. Subject to Section 5.13 of the Collateral Agreement, upon the occurrence of the Termination Date, the security interest granted herein shall terminate and the Collateral Agent shall execute, acknowledge, and deliver to the Grantors all instruments in writing in recordable form to evidence and release the collateral pledge, grant, lien and security interest in the Trademark Collateral under this Agreement. SECTION 4. Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern. SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which

-2- when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. SECTION 6. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. [Remainder of Page Intentionally Left Blank]

[Signature Page to Trademark Security Agreement] IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. BIRD RIDES, INC. By: ____________________________ Name: Title: MIDCAP FINANCIAL TRUST, as Collateral Agent By: Name: Title: